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                           NAPCO SECURITY SYSTEMS, INC
                                INDEX TO EXHIBITS

In connection with the Report of Napco Security Systems, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 filed herewith (the "Report"), I, RICHARD SOLOWAY, Chief Executive Officer of the Company, certify, that to the best of my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

Dated:  February 13, 2004

/s/ RICHARD SOLOWAY
--------------------------------------------
    Richard Soloway, Chief Executive Officer

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Napco Security Systems, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 filed herewith (the "Report"), I, KEVIN S. BUCHEL, Chief Financial Officer of the Company, certify, that to the best of my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

Dated:  February 13, 2004

/s/ KEVIN S. BUCHEL
--------------------------------------------
    Kevin S. Buchel, Chief Financial Officer

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